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                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

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
[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

            FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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FIRST UNION REAL ESTATE INVESTMENTS
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AT THE COMPANY                                               IN CLEVELAND
--------------                                               ------------
Thomas T. Kmiecik                                            Patrick Gallagher
Senior Vice President                                        Edward Howard & Co.
(216) 781-4030                                               (216) 781-2400

FOR IMMEDIATE RELEASE

                FIRST UNION ANNUAL MEETING RECESSED FOR ONE WEEK
                ------------------------------------------------
                          TO VERIFY SHAREHOLDER BALLOTS
                          -----------------------------

CLEVELAND, OHIO, MAY 19, 1998 -- FIRST UNION REAL ESTATE INVESTMENTS (NYSE:FUR) announced that today's annual meeting of shareholders had been recessed for one week to provide sufficient time for the inspector of elections to verify all shareholder ballots.

The Trust said the annual meeting would be resumed at 2:00 P.M. Eastern Time on Tuesday, May 26, at Company headquarters, 55 Public Square, Cleveland.

First Union has been engaged in a proxy contest with Gotham Partners, L.P., a New York-based hedge fund trying to gain control of the real estate investment trust. At issue at the annual meeting are Gotham's proposals to increase the size of the Trust's Board from nine to 15 and to elect nine of their nominees.

The Trust said that preliminary indications are that Gotham has enough votes to carry each of the issues presented to the meeting.

First Union Real Estate Investments is a real estate investment trust (REIT) headquartered in Cleveland, Ohio, and traded on the New York Stock Exchange.

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